THE LAND TITLES ACT - ALBERTA

The address of the Bank in Alberta is 340 – 5th Avenue S.W., Calgary, Alberta, T2P 0L3

GENESIS ON THE LAKES LTD. OF 5412 – 97 STREET, EDMONTON, ALBERTA, T6C 0X5

hereinafter called the "Mortgagor" being registered as owner of an estate in fee simple in possession, subject, however, to such encumbrances, liens and interests as are notified by memorandum under written or endorsed hereon, in consideration of the sum of TWO ($2.00) DOLLARS paid to me/us from time to time by THE TORONTO-DOMINION BANK, (hereinafter called the "Bank") charge the land hereinafter particularly described, namely:

FULL LEGAL DESCRIPTION OF MORTGAGED PROPERTY

FIRSTLY:
THE NORTH EAST QUARTER OF SECTION TWENTY FOUR (24)
TOWNSHIP FIFTY TWO (52)
RANGE ONE (1)
WEST OF THE FIFTH MERIDIAN,
CONTAINING 64.7 HECTARES (160 ACRES) MORE OR LESS.
EXCEPTING THEREOUT: ALL THAT PORTION DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTH WEST CORNER OF THE SAID QUARTER SECTION, THENCE EASTERLY ALONG THE NORTH BOUNDARY THEREOF SIX HUNDRED AND SIXTY (660) FEET, THENCE SOUTHERLY AND AT RIGHT ANGLES TO THE SAID NORTH BOUNDARY THIRTEEN HUNDRED AND TWENTY (1320) FEET, THENCE WESTERLY AND PARALLEL TO THE SAID NORTH BOUNDARY TO THE WEST BOUNDARY OF THE SAID QUARTER SECTION, THENCE NORTHERLY ALONG THE SAID WEST BOUNDARY TO THE POINT OF COMMENCEMENT, CONTAINING 8.09 HECTARES (20 ACRES) MORE OR LESS.
EXCEPTING THEREOUT ALL MINES AND MINERALS

SECONDLY:
PLAN 0827589
BLOCK 1
LOT 3
EXCEPTING THEREOUT ALL MINES AND MINERALS

PRINCIPAL AMOUNT OF MORTGAGE

being the whole of the said Parcel with payment to the Bank ON DEMAND of up to the principal amount of TWENTY TWO MILLION ONE HUNDRED AND TWENTY EIGHT THOUSAND EIGHT HUNDRED ($22,128,800.00) DOLLARS with interest thereon ~~(at the rate of _____%)~~ (at the rate equal to the Bank's Prime Rate - defined below - charged on loans by the Bank in Canadian dollars plus 6.25% per annum calculated and payable monthly, not in advance, before and after maturity, default and judgment with interest on overdue interest at the rate aforesaid and all other amounts charged to the Mortgagor hereunder (the said principal amount, interest and other amounts being hereinafter referred to as the "Indebtedness") and taxes and performance of statute labour and observance and performance of all covenants, provisos and conditions herein contained. Any payment appropriated as a permanent reduction of this mortgage shall be first applied against interest accrued hereunder. If applicable, "Prime Rate" means the rate of interest per annum established and reported by the Bank to the Bank of Canada from time to time as the reference rate of interest for the determination of interest rates that the Bank charges to customers of varying degrees of credit worthiness in Canada for Canadian dollar loans made by it in Canada.

OBLIGATIONS SECURED

THE MORTGAGOR agrees that this mortgage is a continuing collateral security and that the Indebtedness hereby secured shall include all current or running accounts and all moneys and liabilities whether direct or indirect, absolute or contingent, now or hereafter owing, wheresoever or howsoever incurred from or by the Mortgagor, as principal or surety, whether alone or jointly with any other person and in whatever name style or firm, whether otherwise secured or not and whether arising from dealings between the Bank and the Mortgagor from other dealings or proceedings by which the Bank may become a creditor of the Mortgagor including, without limitation, advances upon overdrawn account or upon bills of exchange, promissory notes and other obligations discounted for the Mortgagor or otherwise, all bills of exchange, promissory notes and other obligations negotiable or otherwise representing money and liabilities, or any portion thereof, now or hereafter owing or incurred from or by the Mortgagor and all interest, damages, costs, charges and expenses which may become due or payable to the Bank or may be paid or incurred by the Bank, upon or in respect of the said money and liabilities or any portion thereof, all premiums of insurance upon the buildings, fixtures and improvements now or hereafter brought or erected upon the said lands (which buildings, fixtures, improvements and the lands and premises shall hereinafter be referred to as the "Mortgaged Property" unless the context otherwise provides), which may be paid by the Bank and taxes.

AND THE MORTGAGOR further covenants and agrees with the Bank that the Mortgagor will assume and pay all costs, charges and expenses, including solicitors' costs, charges and expenses as between solicitor and his own client, of the Bank relating to the preparation and registration of this mortgage or to the collection, enforcement, realization or protection of the security herein contained or the moneys due and payable hereunder, including foreclosure or execution proceedings commenced by the Bank or any other party, and until paid the same shall be part of the principal hereby secured and be a charge on the Mortgaged Property in favour of the Bank, carrying interest at the rate aforesaid, prior to all claims thereon subsequent to this mortgage.

DEFEASANCE

PROVIDED, however, this mortgage to be void UPON REPAYMENT of the Indebtedness upon demand or UPON PERMANENT REPAYMENT of the Indebtedness with written notice to such effect to the Bank.

~~**AND I, ______________________________, the spouse of the Mortgagor, hereby consent to the within mortgage.**~~

PROMISE TO PAY, TITLE, INSURANCE

THE MORTGAGOR covenants with the Bank THAT: he will ON DEMAND pay the Indebtedness and observe all provisos contained herein; he has a good title in fee simple to the Mortgaged Property, saving and except prior registered encumbrances; he has the right to charge the Mortgaged Property to the Bank; on default the Bank shall have quiet possession of the Mortgaged Property free from all encumbrances, save as aforesaid; he will execute such further assurances of the Mortgaged Property as may be requisite; and he will insure the Mortgaged Property to an amount of not less than the principal amount hereby secured in dollars of lawful money of Canada, PROVIDED that if and whenever such amount be greater than the insurable value of the buildings, fixtures and improvements now or hereafter brought or erected upon the lands and premises, such insurance shall not be required to any greater extent than such insurable value and if and whenever such amount shall be less than the insurable value the Bank may require such insurance to the full insurable value. It is further agreed that the Bank may require any insurance hereunder to be cancelled and new insurance effected by an insurer to be approved by it and also may of its own accord effect or maintain any insurance herein provided for, and any amount paid by it therefor shall be forthwith payable to it with interest at the aforesaid rate by the Mortgagor and shall be a charge upon the Mortgaged Property prior to all claims thereon subsequent to this mortgage.

REPAIRS AND MAINTENANCE

THE MORTGAGOR covenants with the Bank that he will keep the Mortgaged Property in good condition and repair, and that the Bank may, whenever it deems it necessary, by its surveyor or agent enter upon and inspect the Mortgaged Property and the reasonable cost of such inspection shall be added to the Indebtedness, and that if the Mortgagor or those claiming under him neglect to keep the Mortgaged Property in good condition and repair or commit any act of waste on the Mortgaged Property or do anything by which the value of the Mortgaged Property

shall be diminished, as to all of which the Bank shall be sole judge, or make default as to any of the covenants or provisos herein contained, the indebtedness shall, at the option of the bank, forthwith become due and payable, and in default of payment thereof the powers of entering upon, leasing and selling hereby given may, subject to applicable law, be exercised forthwith, and the Bank may make such repairs as it deems necessary and the cost thereof with interest thereon at the aforesaid rate shall be a charge upon the Mortgaged Property prior to all claims thereon subsequent to this mortgage.

OBLIGATION TO BUILD DILIGENTLY

THE MORTGAGOR covenants with the Bank that if the Mortgagor fails at any time for a period of ten days to diligently carry on the work of construction of any building or buildings being or to be erected on the Mortgaged Property or, without the consent in writing of the Bank, departs in such construction from any plans and specifications thereof approved by the Bank or from the generally accepted standards of construction in the locality of the Mortgaged Property, or permits any mechanics' or other lien to be registered against the Mortgaged Property for any period exceeding thirty days, the Bank at its option at any time thereafter through its agents or contractors may enter the Mortgaged Property and have exclusive possession thereof and of all materials, plant, gear and equipment thereon free of interference from or by the Mortgagor and proceed to complete the construction of the building or buildings either according to the said plans and specifications or according to other plans, specifications or design as the Bank in its absolute discretion shall elect, and all expenses of every nature incurred by the Bank in going into possession and securing and in completing and equipping the building or buildings or in any way in connection therewith shall be payable by the Mortgagor to the Bank, and at the aforesaid rate shall be a charge upon the Mortgaged Property prior to all claims thereon subsequent to this mortgage.

POWER TO LEASE OR SELL MORTGAGED PROPERTY

PROVIDED that the Bank, on default of payment of the Indebtedness or any portion thereof for the minimum default period, on giving the minimum notice, according to applicable law, may enter on, lease or sell the Mortgaged Property. Provided further that, on default of payment for the relevant minimum default period, according to applicable law, the foregoing powers of entry, leasing and selling may be exercised by the Bank without any notice whatsoever.

RIGHTS OF BANK IN SALE OF MORTGAGED PROPERTY

THE BANK, in the event of default by the Mortgagor in payment of the Indebtedness or any portion thereof, may sell the Mortgaged Property or any part thereof by public auction or private sale for such price as can reasonably be obtained therefor and on such terms as to credit and otherwise and with such conditions of sale as it shall in its discretion deem proper and, in the event of any sale on credit or for cash or for part cash and part credit, the Bank shall not be accountable for or be charged with any moneys until actually received by it; and the Bank may rescind or vary any contract of sale and may buy in and re-sell the Mortgaged Property or any part thereof without being answerable for loss occasioned thereby; and no purchaser shall be bound to enquire into the legality, regularity or propriety of any sale or be affected by notice of any irregularity or impropriety; and no lack of default or want of notice or other requirement or any irregularity or impropriety of any kind shall invalidate any sale hereunder, but the Bank alone shall be responsible; and the Bank may sell without entering into actual possession of the Mortgaged Property and while in possession shall be accountable only for moneys which are actually received by it and sales may be made from time to time of parts of the Mortgaged Property to satisfy any portion of the Indebtedness, leaving the residue thereof secured hereunder on the remainder of the Mortgaged Property, or may take proceedings to sell and may sell the Mortgaged Property for any portion of the Indebtedness subject to the balance of any Indebtedness not yet due at the time of the said sale; and the costs of any sale proceedings hereunder, whether such sale proves abortive or not, and all costs, charges and expenses, including solicitors' costs, charges and expenses as between solicitor and his own client incurred in taking, recovering or keeping possession of the Mortgaged Property or in enforcing the personal remedies under this mortgage or by reason of non-payment or in procuring payment of the monies payable hereunder shall be payable forthwith by the Mortgagor.

APPOINTMENT OF RECEIVER

If the Mortgagor shall be in default in the observance or performance of any of the terms, conditions, covenants or payments described herein or in any additional or collateral security given by the Mortgagor to the Bank then the Bank may in writing appoint any person, whether an officer or employee of the Bank or not, to be a receiver of the

Mortgaged Property and the rents and profits derived therefrom, and may remove the receiver so appointed and appoint another in his stead. The term "receiver" as used in this mortgage includes a receiver and manager. The following provisions shall apply to this paragraph:

(a) The receiver so appointed is conclusively the agent of the Mortgagor and the Mortgagor shall be solely responsible for the acts or defaults and for the remuneration and expenses of the receiver. The Bank shall not be in any way responsible for any misconduct or negligence on the part of the receiver and may, from time to time, fix the remuneration of the receiver and be at liberty to direct the payment thereof from proceeds collected.

(b) Nothing contained herein and nothing done by the Bank or by the receiver shall render the Bank a mortgagee in possession or responsible as such.

(c) All monies received by the receiver, after providing for payment and charges raking prior to this mortgage and all costs, charges and expenses of or incidental to the exercise of any of the power of the receiver as hereinafter set forth, shall be applied in or towards satisfaction of the monies owing pursuant to this mortgage.

(d) The receiver so appointed shall have power to:

(i) take possession of, collect rents and profits and get in, the property charged by this mortgage and any additional or collateral security granted by the Mortgagor to the Bank and for that purpose may take any proceedings, be they legal or otherwise, in the name of the Mortgagor or otherwise;

(ii) carry on or concur in carrying on the business which the Mortgagor is conducting on and from the Mortgaged Property and for that purpose may borrow money on the security of the Mortgaged Property in priority to this mortgage;

(iii) lease all or any portion of the Mortgaged Property and for this purpose execute contracts in the name of the Mortgagor which said contracts shall be binding upon the Mortgagor.

(e) The rights and powers conferred herein are supplemental to and not in substitution for any other rights which the Bank may have from time to time.

TAKING POSSESSION OF PERSONAL PROPERTY

PROVIDED that the Bank may distrain for arrears of any portion of the Indebtedness. Thee Mortgagor hereby waives the right to claim exemption of, and claims that the Bank shall not be limited to, the amount for which the Bank may distrain.

QUIET POSSESSION

PROVIDED that until default of payment the Mortgagor shall have quiet possession of the Mortgaged Property.

RELEASE OF MORTGAGED PROPERTY BY BANK

IT IS FURTHER AGREED by the Mortgagor that the Bank may at its discretion at all times release any part or parts of the Mortgaged Property or any other security or any surety for the Indebtedness or any portion thereof either with or without any sufficient consideration therefor, without responsibility therefor and without thereby releasing any other part of the Mortgaged Property or any person from this mortgage or from any of the covenants herein contained and without being accountable to the Mortgagor for the value thereof or for any money except that actually received by the Bank, it being expressly agreed that every part or lot into which the Mortgaged Property is or may hereafter be divided does and shall stand charged with the whole of the Indebtedness. PROVIDED that no extension of time given by the Bank to the Mortgagor or anyone claiming under the Mortgagor or any other dealing by the Bank with the owner or owners of the equity of redemption of the Mortgaged Property or of any part thereof shall in any way affect or prejudice the rights of the Bank against the Mortgagor or any other person liable for the payment of the Indebtedness or any part thereof.

PAYMENT OF OTHER CHARGES BY BANK

AND IT IS FURTHER AGREED by the Mortgagor that the Bank may satisfy any charge now or hereafter existing or to arise or be claimed upon the Mortgaged Property, and the amount so paid shall be added to the Indebtedness and bear interest at the aforesaid rate and shall be forthwith payable by the Mortgagor to the Bank and in default of payment, the Indebtedness, at the option of the Bank, shall forthwith become due and payable and the power of sale hereby given may be exercised forthwith without any notice. And, in the event of the Bank satisfying any such charge or claim, the Bank shall be entitled to all equities and securities of the person or persons so paid off and it may retain any discharge unregistered for six months and thereafter as long as it may think proper.

SALE OR TRANSFER OF MORTGAGED PROPERTY BY MORTGAGOR

AND THE MORTGAGOR covenants and agrees with the Bank that he will not, without the prior consent in writing of the Bank, sell, transfer or otherwise dispose of the Mortgaged Property or any portion thereof or any interest therein; and, in the event of such sale, transfer or other disposition, without the consent of the Bank, the Indebtedness shall, at the option of the Bank, forthwith become due and payable.

MORTGAGE NOT A SUBSTITUTE FOR ANY OTHER SECURITY

PROVIDED ALWAYS and it is hereby expressly agreed by the Mortgagor that this mortgage shall not create any merger, rebate or discharge of any debt owing to the Bank or of any lien, bond, promissory note, bill of exchange or other security held by or which may hereafter be held by the Bank, whether from the Mortgagor or any other party or parties whomsoever, and this mortgage shall not in any way affect any security held or which may hereafter be held by the Bank for the Indebtedness or any portion or portions thereof or the liability of any endorser or any other person or persons upon any such lien, bond, bill of exchange, promissory note or other security or contract or any renewal or renewals thereof held by the Bank for or on account of the Indebtedness or any portion or portions thereof nor shall the remedies of the Bank in respect thereof be affected in any manner whatsoever. PROVIDED further that the taking of a judgment or judgments against the Mortgagor on any of the covenants herein contained shall not operate as a merger of the said covenants or affect the Bank's right to interest on the Indebtedness at the rate payable by the Mortgagor to the Bank, and further that any such judgment may provide that interest thereon shall be computed at the same rate until such judgment shall have been fully paid and satisfied.

BANK MAY APPROPRIATE PAYMENTS TO ANY DEBT

AND IT IS FURTHER UNDERSTOOD AND AGREED that the Bank shall have the right at any time, subject to applicable law, to appropriate any payment made as a temporary or permanent reduction of any portion of the Indebtedness, whether the same be represented by open account, overdraft or by any bills, notes or other instruments and whether then due or to become due, and may from time to time, subject to applicable law, revoke or alter such appropriation and appropriate such payment as a temporary or permanent reduction of any other portion of the Indebtedness as the Bank in its sole and uncontrolled discretion may see fit.

MORTGAGE CONTINUING SECURITY

AND IT IS FURTHER UNDERSTOOD AND AGREED that this mortgage may secure a current or running account and shall stand as a continuing collateral security to the Bank for the payment of the Indebtedness and all interest, damages, costs, charges and expenses which may become due or payable to the Bank or which may be paid or incurred by the Bank upon or in respect of the Indebtedness or any portion thereof notwithstanding any fluctuation or change in the amount, nature or form of the Indebtedness or in the bills, notes or other obligations now or hereafter representing the same or any portion thereof or in the names of the parties to the said bills, notes or obligations or any of them.

TAXES

AND THE MORTGAGOR covenants and agrees with the Bank that he will in each year within ten (10) days after the same become due and payable produce to and leave with the Bank the duly receipt tax bills for that year covering the Mortgaged Property.

CONDOMINIUMS BANK'S RIGHT TO VOTE

If a condominium unit or units are part of the Mortgaged Property, the Bank by accepting delivery of and registered this mortgage authorizes and empowers the Mortgagor to vote or consent or not to consent respecting all matters relating to the affairs of the relevant Condominium Corporation provided that:

(a) the Bank may at any time upon written notice to the Mortgagor and the Condominium Corporation revoke this authorization; in such case;

(b) the Bank shall not be under any obligation to vote or consent or not to consent as aforesaid to protect the interests of the Mortgagor; and

(c) the exercise by the Bank of its right to vote or consent or not to consent as aforesaid shall not constitute the Bank a mortgagee in possession.

For the better securing to the Bank the repayment in the manner aforesaid of the principal sum and interest and other mortgage monies hereby secured, the Mortgagor does hereby mortgage to the Bank all its estate and interest in the land above described.

IT IS HEREBY AGREED that wherever in this mortgage the word "Mortgagor" is used the same shall extend to and include the heirs, executors, administrators, successors and assigns of the Mortgagor, and wherever in this mortgage the word "Bank" is used the same shall extend to and include the successors and assigns of the Bank and wherever the singular or masculine is used the same shall be construed as meaning the plural or the feminine or the neuter where the context or the parties hereto so require.

IT IS UNDERSTOOD AND AGREED that this mortgage shall be deemed to be made in and shall be construed according to the laws of the Province of Alberta.

The Mortgagor acknowledges having received a true copy of this mortgage.

DATED this 20 day of June, 2007.

GENESIS ON THE LAKES LTD.

Per: ______________________

Per: ______________________

ENCUMBRANCES REFERRED TO:

This Mortgage is subject to prior Registrations, if any:

With respect to the Firstly Described Lands:
(a) Caveat #4096NK;
(b) Caveat #3364TD;
(c) Utility Right of Way #062500966;
(d) Caveat #072185014.

With respect to the Secondly Described Lands:
(a) Caveat #4096NK;

(This Collateral Mortgage has been prepared on the same form as provided to us by The Toronto-Dominion Bank.)